SCHEDULE 14C

(Rule 14c-101)

INFORMATION REQUIRED IN INFORMATION STATEMENT

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities

Exchange Act of 1934 (Amendment No.     )

Check the appropriate box:

☒	Preliminary information statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2))

☐	Definitive information statement

ACCESS WORLDWIDE COMMUNICATIONS, INC.

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ACCESS WORLDWIDE COMMUNICATIONS, INC.

4950 Communication Avenue

Suite 300

Boca Raton, FL 33431

NOTICE OF ACTION BY WRITTEN CONSENT OF STOCKHOLDERS

August 25, 2005

We Are Not Asking You For a Proxy and You are Requested Not to Send Us a Proxy

Dear	Access Worldwide Communications, Inc. Stockholders:

This Information Statement is furnished by the Board of Directors of Access Worldwide Communications, Inc. (the “Company”), a Delaware corporation, to holders of record of the Company’s common stock, $0.01 par value per share (the “Common Stock”), at the close of business on August 22, 2005 (the “Record Date”), pursuant to Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The purpose of this Information Statement is to inform the Company’s stockholders of certain action taken by the written consent of the holders of a majority of the Company’s Common Stock, dated as of August 25, 2005. This Information Statement shall be considered the notice required under Section 228(e) of the Delaware General Corporation Law.

The action taken by the Company’s stockholders will not become effective until at least 20 days after the Company files its definitive Information Statement with the U.S. Securities and Exchange Commission.

THIS IS NOT A NOTICE OF A SPECIAL MEETING OF THE STOCKHOLDERS AND NO STOCKHOLDER MEETING WILL BE HELD TO CONSIDER ANY MATTER THAT WILL BE DESCRIBED HEREIN.

By the Board of Directors:

Mark Wright
Secretary
Access Worldwide Communications, Inc.

Access Worldwide Communications, Inc.

4950 Communication Avenue

Suite 300

Boca Raton, FL 33431

INFORMATION STATEMENT

INTRODUCTION

Access Worldwide Communications, Inc. (the “Company”) is a Delaware corporation with its principal place of business located at 4950 Communication Avenue, Suite 300, Boca Raton, FL 33431. The Company’s telephone number is (571) 438-6140. This Information Statement is being sent to the Company’s stockholders by the Board of Directors (the “Board”) to notify them about action that the holders of a majority of the Company’s outstanding Common Stock have taken by written consent, in lieu of a special meeting of the stockholders.

Copies of this Information Statement are being mailed on or about September 10, 2005 to the holders of record on August 22, 2005 of the outstanding shares of the Company’s common stock.

GENERAL INFORMATION

By written consent dated August 25, 2005, Stockholders of the Company owning a majority of the Company’s outstanding Common Stock have approved to amend the Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”) to increase the authorized shares of Company Common Stock from 20,000,000 shares to 40,000,000 shares (the “Amendment”), in lieu of a special meeting of the stockholders.

As of the Record Date, there were 12,096,219 shares of Common Stock issued and outstanding and 40,000 shares of Preferred Stock (“Preferred Stock”) of the Company issued and outstanding. All holders of shares of Common Stock as of the Record Date are entitled to receive this Information Statement. Each share of Common Stock entitles the holder thereof to one vote on all matters submitted to the Company’s stockholders. Holders of the Common Stock do not have dissenters’ rights of appraisal in connection with the Amendment.

The Company is incorporated under the laws of the State of Delaware. Delaware law provides that any action that may be taken at any stockholders’ meeting may be taken by written consent of the requisite number of stockholders required to take such action. Approval of the Amendment required the written consent of the holders of a majority of the Company’s outstanding Common Stock. By written consent dated August 25, 2005, stockholders owning more than a majority of the issued and outstanding shares of Common Stock of the Company (the “Consenting Stockholders”) authorized and approved the Amendment without a meeting.

The Company’s Certificate of Incorporation currently authorizes the issuance of a total of 20,000,000 shares of Common Stock, par value $0.01 per share, and 1,000,000 shares of Preferred Stock. The Amendment will increase the total number of authorized shares of Common Stock to 40,000,000. The Board has adopted a resolution approving the Amendment, subject to stockholder approval, to which the Consenting Stockholders agreed. The Amendment will modify Article FOURTH of the Company’s Amended and Restated Certificate of Incorporation to read as set forth in Exhibit A.

Each of the newly authorized shares of Common Stock will have the same rights and privileges as currently authorized Common Stock. The new shares, like the currently authorized shares, will not have preemptive rights. The Amendment will not change the par value of the Common Stock.

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders’ percentage ownership interest in total outstanding shares of authorized Common Stock. This Amendment and the creation of additional shares of authorized Common Stock will not alter the current number of issued shares.

Pursuant to Rule 14c-2 of the Exchange Act, the Amendment will not become effective until a date at least 20 days after the date on which this Information Statement has been mailed to the stockholders. The Company anticipates that the action will be effected on or about September 30, 2005.

The Company has asked Automatic Data Processing (“ADP”), the Company’s investor communications services agent to forward this Information Statement to the beneficial owners of the Common Stock held of record by such persons and the Company will pay for all expenses related thereto, as well as the costs for preparing this Information Statement.

FREQUENTLY ASKED QUESTIONS

The following are frequently asked questions concerning the actions approved by our Board and a majority of the persons entitled to vote. These questions and answers do not, and are not intended to, address all questions that may be important to you. You should carefully read the entire Information Statement.

Q.	WHY AREN’T WE HOLDING A MEETING OF THE STOCKHOLDERS?

A.     The Board has already approved an amendment to the Certificate of Incorporation and has received the written consent of a majority of the holders of Common Stock entitled to vote on such actions. Under the Delaware General Corporation Act, these actions may be approved by the written consent of a majority of the holders of Common Stock entitled to vote. Since we have already received the written consents representing the necessary numbers of votes, a meeting is not necessary and represents a substantial and avoidable expense.

Q.	WHAT IS THE REASON FOR AMENDING THE CERTIFICATE OF INCORPORATION?

A.     The reason the Company is amending the Certificate of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 40,000,000 is that it believes it is in the best interest of the Company and its stockholders to have sufficient shares available to provide the Company with the necessary flexibility to meet future business needs and corporate objectives.

DESCRIPTION OF THE COMPANY’S CAPITAL STOCK

The Company’s authorized capital stock, prior to an amendment to the Certificate of Incorporation consists of 20,000,000 shares of Common Stock. At the close of business on the Record Date, the Company had 12,096,219 shares of Common Stock issued and outstanding, and 1,000,000 shares of preferred stock authorized, of which 40,000 shares are issued and outstanding.

AMENDMENTS TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

On August 25, 2005, the stockholders holding a majority of the Common Stock of the Company approved an amendment to the Company’s Certificate of Incorporation, to increase the number of authorized shares of Common Stock from 20,000,000 to 40,000,000. The Board believes that the increase in authorized shares of Common Stock would provide the Company with greater flexibility with respect to the Company’s capital structure for such purposes as additional equity financing and stock-based acquisitions.

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. This amendment and the creation of additional authorized shares of Common Stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment. The increase in the number of authorized but unissued shares of Common Stock would enable the Company, without further stockholder approval, to issue shares from time to time as may be required for proper business purposes, such as raising additional capital for ongoing operations, business and asset acquisitions, stock splits and dividends, present and future employee benefit programs and other corporate purposes.

The proposed increase in the authorized number of shares of Common Stock could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. The Board is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti-takeover device.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Shawkat Raslan, Michael Dornemann, Frederick Thorne, Carl Tiedemann, Orhan Sadik-Khan, and Alfonso Yuchengco, III, all members of the Company’s Board of Directors, have, along with other investors, provided financing to the Company pursuant to Convertible Promissory Notes dated August 31, 2005 (the “Notes”). The terms of the Notes provide that the Notes are not convertible until the stockholders of the Company approve the Amendment to the Certificate of Incorporation in order to ensure that a sufficient number of shares of Common Stock are available for issuance upon conversion.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s Common Stock as of August 22, 2005, by: (1) each person known by the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock (based on review of filings by the Securities and Exchange Commission); (2) and all the Company’s current directors and officers as a group.

Name (Address and/or Principal Position where applicable)	Aggregate Number of Shares Beneficially Owned(1)	Right to Acquire within 60 days (Number of Shares)	Percent of Class
Ridfell Investments SA, Canelones 1090 Montevideo, Uruguay	1,477,000	—	12.21%
S.G. Private Bank (SUISSE)	1,371,950	—	11.34%
Shawkat Raslan, Chairman, President and Chief Executive Officer	1,196,432	214,250	9.72%
R & R Opportunity Fund	693,033	—	5.73%
Charles Henri Weil – Director	641,330	40,200	5.28%
Carl Tiedemann, Director	264,700	29,700	2.18%
Orhan Sadik-Khan, Director	225,200	30,200	1.86%
Alfonso Yuchengco, III, Director	196,400	—	1.62%
Michael Dornemann, Director	163,250	8,250	1.35%
Georges André, Senior Vice President, CEO TelAc Teleservices	115,408	44,500	*
Frederick Thorne, Director	101,500	66,500	*
Liam Donohue, Director	70,700	62,000	*
Jared (Ted) Jordan, Senior Vice President, CIO	53,326	38,500	*
Guy Amato, Senior Vice President, CEO TMS Teleservices	47,600	22,600	*
Richard Lyew, Executive Vice President, CFO	35,746	14,000	*
J. Stedman Stevens, Senior Vice President, CEO Access Medica	14,000	4,000	*
Mark Wright, General Counsel	—	—	*
All Directors and Officers as a Group (14 persons)	3,125,592	574,700	24.67%

*	Indicates less than 1%
(1)	The “Aggregate Number of Shares Beneficially Owned” includes all shares of Common Stock owned by the holder as well as column 2, which are shares that the individual/entity has the right to acquire within 60 days of the date hereof through the exercise of any stock option or other right.

The number of shares beneficially owned by each director or executive officer is determined under rules of the Securities and Exchange Commission (the “Commission”), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares that the individual has the right to acquire within 60 days of the date hereof through the exercise of any stock option or other right. Unless otherwise indicated, each person has the sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the table.

FORWARD LOOKING STATEMENTS

This Information Statement includes forward looking statements within the meaning of Section 27A of the Securities and Exchange Act of 1933, amended and Section 21E of the Exchange Act. You can identify our forward looking statements by the words “expect,” “projects,” “believes,” “anticipates,” “intends,” “plans,” “predicts,” “estimates” and similar expressions.

The forward looking statements are based on management’s current expectations, estimates and projections about the Company. The Company cautions you that these statements are not guarantees of future performance and involve risks, uncertainties and assumptions that we can not predict. In addition, the Company based many of these forward looking statements on assumptions about future events that may prove to be inaccurate. Accordingly, actual outcomes and results may differ materially from what the Company has expressed or forecast in the forward-looking statements.

You should rely only on the information the Company has provided in this Information Statement. The Company has not authorized any person to provide information other than that provided herein. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement is accurate as of any date other than the date on the front of the document.

WHERE YOU CAN FIND MORE INFORMATION ABOUT THE COMPANY

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You can read and copy any materials that the Company files with the SEC at the SEC at the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. You can also obtain information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-202-942-8090. The SEC also maintains a Web site that contains information we file electronically with the SEC, which you can access over the internet at http://www.sec.gov, or you can visit the Company’s web site at http://www.accessww.com and access all the Company’s SEC filings. Copies of these materials may also be obtained by mail from the Public Reference Section of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

EXHIBIT A

Certificate of Amendment of the

Amended and Restated Certificate of Incorporation

of Access Worldwide Communications, Inc.

Pursuant to Section 242 of the

General Corporation Law

of the State of Delaware

Access Worldwide Communications, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY:

FIRST: The Amended and Restated Certificate of Incorporation of the Corporation, is hereby amended by deleting the introductory paragraph, and paragraph I(1) of article Fourth in their entirety and replacing them with the following:

FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is 1,000,000 shares of preferred stock, $0.01 par value per share (the “Preferred Stock”), and 40,000,000 shares of common stock, $0.01 par value per share (the “Common Stock”). The powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions of the Preferred Stock shall be as follows:

I.	Common Stock

1.	The Corporation hereby constitutes two classes of its Common Stock as follows:

An aggregate of 39,500,000 shares of Common Stock are hereby constituted as a class designated as “Common Stock” and an aggregate of 500,000 shares of Common Stock are hereby constituted as a class designated as “Non-Voting Common Stock.”

SECOND: The amendment to the Amended and Restated Certificate of Incorporation of the Corporation set forth in this Certificate of Amendment has been duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware (a) the Board of Directors of the Corporation, at a meeting held on July 8, 2005, having duly adopted a resolution setting forth such amendment and declaring it advisable by unanimous vote, and (b) in lieu of a meeting and vote of the stockholders, the holders of the capital stock of the Corporation having not less than the minimum number of votes that would have been necessary to adopt such an amendment at a meeting at which all stockholders having a right to vote thereon were present and voted having duly consented in writing to the adoption of such amendment and written notice thereof in accordance with Section 228(d) of the General Corporation Law of the State of Delaware having been given to the holders who did not so consent.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment as the      day of              2005.

Access Worldwide Communications, Inc

Signature:
Shawkat Raslan
Chief Executive Officer

ATTEST:

Signature:
Mark Wright
Secretary